Exhibit 99.1

McorpCX, Inc. Announces the Appointment of Ms. Tricia Tomko as Chief Financial Officer

San Francisco, CA, (November 7, 2018) -- Customer experience solutions company McorpCX, Inc. (TSXV: MCX, OTCQB: MCCX) (“McorpCX” or the “Company”) is pleased to announce the appointment of Ms. Tricia Tomko as Chief Financial Officer, effective immediately.

Ms. Tomko is an accomplished financial leader and has been a member of the executive team for both publicly traded and privately held companies as well as within the United States Federal Reserve System. Most recently Ms. Tomko has been the Director of Finance for a privately held communications and consulting firm and has past experience as the controller of an international SaaS software company. Earlier in her career, Ms. Tomko was the controller for the Federal Reserve Bank in Cleveland, Ohio, the Director of Accounting Operations for a publicly traded media company and a large retail grocery chain.

Ms. Tomko holds a Bachelor of Applied Science (B.A.Sc) in the Field of Accounting, held the Certified Public Accounting license, which is now inactive, and started her career as an auditor for Arthur Andersen. Ms. Tomko is an active member of several charitable organization boards that includes the First Tee of Cleveland.

“I am pleased to add Ms. Tomko to our executive management team and I look forward to her guidance and financial expertise as we continue to focus on delivering value to our stakeholders," stated McorpCX CEO Gregg Budoi. “With Ms. Tomko’s broad experience with a number of different type of organizations, I believe she can bring a fresh viewpoint into our customer experience focused strategy.”

About McorpCX

McorpCX (http://mcorp.cx) is a customer experience services company targeting the global Customer Experience Management (CEM) market estimated by marketsandmarkets to grow from USD 5.06 Billion in 2016 to USD 13.18 Billion by 2021. Customers range from Fortune 100 brands to fast-moving mid-market leaders and other customer-centric companies. McorpCX is focused on pursuing value-enhancing growth opportunities for its shareholders.

For more information, please contact:

General Information: 1-866-526-2655 toll free in the U.S., or +1-415-526-2655

Investors: ir@mcorp.cx

Website: http://mcorp.cx

Twitter: @McorpCX (https://twitter.com/mcorpcx)

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the United States securities laws and applicable Canadian securities legislation. These statements are, in effect, management’s attempt to predict future events, and thus are subject to various risks and uncertainties. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. All statements, other than statements of historical fact, regarding our financial position, business strategy and management’s plans and objectives for future operations are forward-looking statements. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” and “intend” and words or phrases of similar meaning, as they relate to the Company and its management are intended to help identify forward-looking statements. Although we believe that management’s expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct. Forward-looking statements include statements relating to the Company's business and operations as well as the anticipated growth of the Global Customer Experience Management (CEM) market. Such statements involve assumptions relating to the Company's business, the ability of the Company to execute on its business plan, the competitive environment of the Company's products and services and the future development and pricing of the Company’s products and services. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from any future results expressed or implied by these statements. Such factors include the following: general economic and business conditions, changes in demand for the Company’s products and services, changes in the competitive environment and the introduction of competing software solutions by competitors, the Company’s ability to complete any future required financing and the Company’s dependence upon and availability of qualified personnel. In light of these and other uncertainties, the forward-looking statements included in this press release should not be regarded as a representation by the Company that its plans and objectives will be achieved. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update or revise the statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

SOURCE McorpCX, Inc.